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                                                                   EXHIBIT 10(l)


                       SECOND NOTE MODIFICATION AGREEMENT

         SECOND NOTE MODIFICATION AGREEMENT made as of December 12, 2000 (the "Agreement"), between PEERLESS MFG. CO., a Texas corporation referred to herein as the "Borrower" having its principal place of business at 2819 Walnut Hill Lane, Dallas, Texas 75229, and BANK OF AMERICA, N.A., a national banking association referred to herein as the "Lender" having its principal place of business at 901 Main Street, 7th Floor, Dallas, Texas 75202-3714.

                                 R E C I T A L S

         A. The Lender has extended the Borrower a credit facility which is presently evidenced by a promissory note in the original principal sum of $5,500,000 made by the Borrower payable to the order of the Lender dated as of February 25, 2000, as amended by a Note Modification Agreement between the parties dated as of May 30, 2000 (collectively, the "Note").

         B. The Note and all of the obligations of the Borrower thereunder are secured by, among other things, liens against real and personal property of the Borrower.

         C. The Lender is the holder and beneficial owner of the Note and all of the security for the Note.

         D. The parties have agreed to modify the Note as hereinafter provided.

         NOW THEREFORE, in consideration of the above recitals and the covenants and agreements of the parties hereto and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. MODIFICATION OF NOTE AND EXTENSION OF MATURITY DATE. Section 3 of the Note is hereby amended to read in its entirety as follows:

             "3. NOTE TERM AND PAYMENT SCHEDULE. Principal is due in full in a single payment on the Maturity Date. Total or partial prepayments may be made at any time. If Borrower is in default under this Note or any of the Loan Documents (as defined in the Loan Agreement), Bank may demand payment of the balance outstanding under this Note in full immediately.

         All payments will be applied first to any expense or charge due under this Note, the Loan Agreement or any of the Loan Documents, then to interest due and payable; and then to principal, or in such other order as Bank determines, at its sole option."

         2. AMENDMENT TO DEFINITIONS. Schedule I of the Note is hereby amended by adding the following definition in proper alphabetical order on page two thereof:

         "MATURITY DATE' means January 31, 2001."

         3. CONFIRMATION OF CONTINUED EFFECTIVENESS OF SECURITY. The Borrower hereby confirms and agrees that all of the mortgages, deeds of trust, financing statements, and security agreements which



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presently secure the Note shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Note as modified by this Agreement.

         4. LIMITATION ON AGREEMENTS. The agreements set forth herein are limited precisely as written and shall not be deemed (i) to be a waiver or waivers of or a consent or consents to the modification of or deviation from any other term or condition of the Note or of any of the other instruments or agreements referred to therein, or (ii) to prejudice any right or rights which the Lender may now have or may have in the future under or in connection with the Note or any of the other instruments, agreements or other documents referred to therein.

         5. INCORPORATION OF CERTAIN PROVISIONS BY REFERENCE. The provisions of
Section 11 of the Note captioned "Applicable Law, Venue and Jurisdiction" and of
Section 15 of the Note captioned "Arbitration" are incorporated herein by reference for all purposes.

         6. NOTICE OF FINAL AGREEMENT. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE BORROWER AND THE LENDER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE BORROWER AND THE LENDER. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE BORROWER AND THE LENDER.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

                        PEERLESS MFG. CO.


                        By  /s/ Sherrill Stone
                          ------------------------------------------------------
                           Sherrill Stone, Chairman and Chief Executive  Officer

                        BANK OF AMERICA, N.A.


                        By  /s/ J. Shelby Farris
                          ------------------------------------------------------
                             J. Shelby Farris, Vice President




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